Trade and other receivables (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Trade and other receivables.
Bullion sales receivable	$ 1,727	$ 7,718
VAT receivables	5,254	3,864
Deposits for stores, equipment and other receivables	758	289
Trade and other receivables	$ 7,739	$ 11,871